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                SECURITIES AND EXCHANGE COMMISSION

                     Washington, D.C.  20549



                             Form 8-K



                          CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



Date of Report (Date of earliest event reported):

                        November 20, 1996



                   WASATCH PHARMACEUTICAL, INC.
                   ----------------------------
      (Exact name of registrant as specified in its charter)


          UTAH                      2-35700                 84-0854009
---------------------------- -----------------------  --------------------
(State or other jurisdiction (Commission File Number) (IRS Employer ID No.)
 of incorporation)



             714 East 7200 South, Midvale, Utah 84047
                   ----------------------------------------
             (Address of principal executive office)



Registrant's telephone number, including area code: (801) 566-9688
                                                    --------------

                               N/A
   ------------------------------------------------------------
  (Former name or former address, if changed since last report)










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          ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS


Summary

     On November 20, 1996, Wasatch Pharmaceutical, a Utah corporation (the "Company"), entered into agreement (the "Agreement") with Mountaineer Gas Transmission, Inc., a Nevada corporation, registered to do business in West Virginia ("Mountaineer"), wherein the Company has acquired a 25% working interest in 50 gases wells located in Pleasants, Wood, and Ritchie Counties, West Virginia. In connection with the acquisition of the working interest, the Company issued to Mountaineer 2,000,000 shares of its restricted common stock valued at $2.50 per share, the bid price for the Company's common stock at November 22, 1996, as quoted on the NASD's OTC Bulletin Board. The 50 wells were originally drilled during the early 1980's and are operated by Mountaineer. Mountaineer will continue to serve as the operator of the wells and has represented to the Company that it has scheduled the wells for rework in an effort to enhance what production currently exists. The agreement specifically provides that the Company's costs for associated rework and production expenses will be credited against future revenues derived from gas production.

     The Company has entered into this agreement with Mountaineer in an effort to enhance its cash flows because management is of the belief that through the proposed rework program outlined by Mountaineer, sufficient revenue from gas production will be derived to assist the Company in funding the expansion of its skin care clinics and increased marketing of its products and services.
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ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL STATEMENTS, AND EXHIBITS


(b)(1)  Pro Forma Financial Statements.

     The pro forma financial statements required be to filed pursuant to this subsection will be supplied when available, but not later than 60 days from the date of this filing.

(c)(1)  Exhibits.  The following exhibits are included as part of this report:

            SEC
Exhibit     Reference
Number      Number      Title of Document                        Location
-------     ---------   -----------------                        --------
 10.01        10        Agreement between Mountaineer Gas
                        Transmission, Inc. and Wasatch
                        Pharmaceutical, Inc., dated November
                        20, 1996                                 This filing

 10.02        10        Assignments of working interest to
                        Wells                                    This filing

 10.03        10        Operating Agreement between Mountaineer
                        Gas Transmission, Inc. and Wasatch
                        Pharmaceutical, Inc., dated November
                        20, 1996                                 This filing





                            SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunder duly authorized.

                                          WASATCH PHARMACEUTICAL, INC.


Date:     December 13, 1996                  /s/ David K. Giles
                                          -----------------------------------
                                          David K. Giles, Secretary